Exhibit 99.2

Bonanza Creek and Extraction Merger of Equals May 10, 2021

Important Disclosures No Offer or Solicitation This communication relates to a proposed business combination transaction (the “Merger”) between Bonanza Creek Energy, Inc. (“BCEI”) and Extraction Oil & Gas, Inc. (“XOG”). Communications in this document do not constitute an offer to sell or the solicitation of an offer to subscribe for or buy any securities or a solicitation of any vote or approval with respect to the Merger or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. Important Additional Information In connection with the Merger, BCEI and XOG intend to file materials with the U.S. Securities and Exchange Commission (the “SEC”), including (1) a joint proxy statement in preliminary and definitive form (the “Joint Proxy Statement”) and (2) a Registration Statement on Form S-4 with respect to the Merger (the “Registration Statement”), of which the Joint Proxy Statement will be a part. After the Registration Statement is declared effective by the SEC, BCEI and XOG intend to send the definitive form of the Joint Proxy Statement to the shareholders of BCEI and the shareholders of XOG. These documents are not substitutes for the Joint Proxy Statement or Registration Statement or for any other document that BCEI or XOG may file with the SEC and send to BCEI’s shareholders or XOG’s shareholders in connection with the Merger. INVESTORS AND SECURITY HOLDERS OF BCEI AND XOG ARE URGED TO CAREFULLY AND THOROUGHLY READ THE JOINT PROXY STATEMENT AND THE REGISTRATION STATEMENT, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND OTHER RELEVANT DOCUMENTS FILED BY BCEI AND XOG WITH THE SEC, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT BCEI, XOG, THE MERGER, THE RISKS RELATED THERETO AND RELATED MATTERS. Investors will be able to obtain free copies of the Registration Statement and Joint Proxy Statement, as each may be amended from time to time, and other relevant documents filed by BCEI and XOG with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. Copies of documents filed with the SEC by BCEI will be available free of charge from BCEI’s website at www.bonanzacrk.com under the “Investor Relations” tab or by contacting BCEI’s Investor Relations Department at (720) 225-6679 or slandreth@bonanzacrk.com. Copies of documents filed with the SEC by XOG will be available free of charge from XOG’s website at www.extractionog.com under the “Investor Relations” tab or by contacting XOG’s Investor Relations Department at ir@extractionog.com. Participants in the Solicitation BCEI, XOG and their respective directors and certain of their executive officers and other members of management and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from BCEI’s shareholders and XOG’s shareholders in connection with the Merger. Information regarding the executive officers and directors of BCEI is included in its definitive proxy statement for its 2021 annual meeting filed with the SEC on April 28, 2021. Information regarding the executive officers and directors of XOG is included in its amended annual report on Form 10-K/A filed with the SEC on April 30, 2021. Additional information regarding the persons who may be deemed participants and their direct and indirect interests, by security holdings or otherwise, will be set forth in the Registration Statement, Joint Proxy Statement and other materials when they are filed with the SEC in connection with the Merger. Free copies of these documents may be obtained as described in the paragraphs above. 2

Cautionary Statement Regarding Forward-Looking Statements Forward-Looking Statements and Cautionary Statements Certain statements in this document concerning the Merger, including any statements regarding the expected timetable for completing the Merger, the results, effects, benefits and synergies of the Merger, future opportunities for the combined company, future financial performance and condition, guidance and any other statements regarding BCEI’s or XOG’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are “forward-looking” statements based on assumptions currently believed to be valid. Forward-looking statements are all statements other than statements of historical facts. The words “anticipate,” “believe,” “ensure,” “expect,” “if,” “intend,” “estimate,” “probable,” “project,” “forecasts,” “predict,” “outlook,” “aim,” “will,” “could,” “should,” “would,” “potential,” “may,” “might,” “anticipate,” “likely,” “plan,” “positioned,” “strategy,” and similar expressions or other words of similar meaning, and the negatives thereof, are intended to identify forward-looking statements. Specific forward-looking statements include statements regarding BCEI and XOG’s plans and expectations with respect to the Merger and the anticipated impact of the Merger on the combined company’s results of operations, financial position, growth opportunities and competitive position. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those anticipated, including, but not limited to, the possibility that shareholders of BCEI may not approve the issuance of new shares of BCEI common stock in the Merger or that shareholders of XOG may not approve the Merger Agreement; the risk that a condition to closing of the Merger may not be satisfied, that either party may terminate the Merger Agreement or that the closing of the Merger might be delayed or not occur at all; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the Merger; the diversion of management time on Merger-related issues; the ultimate timing, outcome and results of integrating the operations of BCEI and XOG; the effects of the business combination of BCEI and XOG, including the combined company’s future financial condition, results of operations, strategy and plans; the ability of the combined company to realize anticipated synergies in the timeframe expected or at all; changes in capital markets and the ability of the combined company to finance operations in the manner expected; regulatory approval of the Merger; the effects of commodity prices; the risks of oil and gas activities; and the fact that operating costs and business disruption may be greater than expected following the public announcement or consummation of the Merger. Expectations regarding business outlook, including changes in revenue, pricing, capital expenditures, cash flow generation, strategies for our operations, oil and natural gas market conditions, legal, economic and regulatory conditions, and environmental matters are only forecasts regarding these matters. Additional factors that could cause results to differ materially from those described above can be found in BCEI’s Annual Report on Form 10-K for the year ended December 31, 2020 and in its subsequently filed Quarterly Report on Form 10-Q, each of which is on file with the SEC and available from BCEI’s website at www.bonanzacrk.com under the “Investor Relations” tab, and in other documents BCEI files with the SEC, and in XOG’s Annual Report on Form 10-K for the year ended December 31, 2020 and in its subsequently filed Annual Report on Form 10-K/A, each of which is on file with the SEC and available from XOG’s website at www.extractionog.com under the “Investor Relations” tab, and in other documents XOG files with the SEC. All forward-looking statements speak only as of the date they are made and are based on information available at that time. Neither BCEI nor XOG assumes any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements. 3

Preeminent Pure-play DJ Basin Operator

Pro Forma Metrics

- Enterprise Value ~$2.6 Bn[1]
- 2021E EBITDA >$750 MM[2]
- Est. April Net Production 117 MBoe/d (65% liquids / 40% oil)
- YE20 Proved Reserves 315 MMBoe
- Net acres ~425,000
- Annual synergies of ~$25 MM
- 2021E FCF of ~$485 MM[2]



Laramie
Kimball
Larimer
Weld
Morgan
Boulder
Broomfield
Adams
Denver
Jefferson
Arapahoe
Douglas
Elbert
Extraction
Bonanza Creek

CIVITAS

(1) Based on the equity market capitalizations of Bonanza Creek and Extraction as of May 7, 2021. Balance sheet data as of March 31, 2021, pro forma for recent transactions.
(2) Wall Street consensus outlook is sourced from Refinitiv (formerly Thomson Reuters).

4

Delivering on the New E&P Business Model

High Quality Asset Base	Ability to maintain production with ~50% reinvestment
Front End of Cost Curve	~$4.00 / Boe 1Q21 LOE + G&A
Significant Free Cash Flow Generation	2021E ~$485 MM Pro Forma FCF ~20% Pro Forma FCF Yield
Returning Cash to Shareholders	$1.60 / share anticipated annual dividend, forward yield of over 4%
Fortress Balance Sheet	0.3x Pro Forma 1Q21 Net Debt / 2021E EBITDA
Industry-Leading Commitment to Sustainability	Net Zero from day one (Scope 1 & 2)
Preferred Basin Consolidator	Best positioned in a target-rich basin

CIVITAS

Note: In this presentation, free cash flow ("FCF") is defined as discretionary cash flow less capex, FCF yield is based on the equity market capitalizations of Bonanza Creek and Extraction as of May 7, 2021, pro forma financial metrics include one half year of expected annual synergies for 2021 measures, and market and consensus outlook data is sourced from Refinitiv (formerly Thomson Reuters). Pro forma metrics represent an A + B approach, adjusted for relevant expected synergies as appropriate.

5

Merger Overview Merger of Equals All-stock transaction 50% BCEI and 50% XOG Pro forma enterprise value ~$2.6 Bn1 Leadership & Governance Ben Dell – Chairman Board of Directors: four BCEI representatives, four XOG representatives Eric Greager – CEO Approvals & Timing Unanimously approved by BCEI and XOG Boards Subject to approval of BCEI and XOG shareholders Kimmeridge (owns ~39% of XOG) voting for the transaction Expected closing in 3Q 2021 (1)Based on the equity market capitalizations of Bonanza Creek and Extraction as of May 7, 2021. Balance sheet data as of March 31, 2021, pro forma for recent transactions. 6

Best-in-Class, Shareholder-Aligned Management Team Premier DJ Basin management team Brings to bear best practices from deep DJ Basin experience 100% of executive incentive compensation expected to be in stock Performance shares tied directly to total shareholder return 7

Transaction Accretive on All 2021E Key Metrics Pro Forma for Synergies Cash flow per share Dividends per share Inventory quality Credit profile and cost of capital 8

Strategy, Values, Priorities Strategy and Culture Distinctive competencies in operations, consolidation, sustainability and regulation Highly energized management team Best-in-class corporate governance Operational flexibility and optionality across the DJ Committed to all stakeholders Return Cash to Shareholders Fortress Balance Sheet Maximize Shareholder Return Visionary ESG Leadership Highest Return Opportunities Priorities Front end of the North American cost curve Generating FCF and returning cash to shareholders Disciplined capital allocation Maximizing corporate-level returns Aggressive commitment to sustainability Committed to maintaining low leverage 9

Free Cash Flow Generation & Capital Allocation Priorities 2021E Full Year Pro Forma FCF Generation1Disciplined Business Principles $1,000 ✓ ✓ Anticipated to pay $1.60 per share annual dividend Maintain financial flexibility across commodity and development scenarios Target leverage to ~0.5x or less (net debt-to-LTM EBITDA) $MM 1Cash Returns 2 Grow base dividend Potential for share repurchases and special dividends Production level is an output $0 2021E Levered Sources of Cash Transaction Costs Cost of Synergies 2021E Capex2021E Levered Free Cash Flow Consolidation Opportunities Value-accretive M&A opportunities Consolidation of working interests 3 10

Low Leverage and Low-Cost

1Q21 Net Debt / 2021E EBITDA


0.3x
0.3x
1.1x
1.4x
1.7x
1.8x
1.8x
1.9x
2.2x
2.4x
2.4x
2.5x
3.7x
Civitas
Peer 1
DJ Peer
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9
Peer 10
Peer 11

1Q 2021 LOE + Cash G&A ($/Boe)


~$4.00
$4.24
$4.43
$6.17
$6.54
$6.81
$7.10
$7.48
$8.05
$8.69
$12.64
$12.66
$31.08
Civitas
Peer A
DJ Peer
Peer B
Peer C
Peer D
Peer E
Peer F
Peer G
Peer H
Peer I
Peer J
Peer K

CIVITAS

Note: Market data and consensus outlook data is sourced from Refinitiv (formerly Thomson Reuters). Peers include BRY, CDEV, CPE, ESTE, LPI, MGY, MTDR, MUR, OAS, PDCE, PVAC and SM.

11

Scale Leads to Relevance and Liquidity 2021E Wall Street Consensus Production (MBoe/d) and Liquids Mix (%) 193 163 65%61% 132114 75% 9184837266 64594228 2423 DJ PeerPeer 1Peer 2 Civitas 1 Civitas 2021E Wall Street Consensus EBITDA ($MM) $1,256$1,200 $892$860$788>$750 $638 $486$467$448$431 $318$262 $184$171 Civitas Civitas Peer EPeer FPeer GPeer HXOGBCEIPeer IPeer JPeer K Note: Market data and consensus outlook data is sourced from Refinitiv (formerly Thomson Reuters). Peers include BRY, CDEV, CPE, ESTE, LPI, MGY, MTDR, MUR, OAS, PDCE, PVAC and SM. Bonanza Creek pro forma for acquisition of HighPoint Resources. 12

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Compelling Valuation Given Peer Leading Free Cash Flow Generation

Enterprise Value[1] / 2021E EBITDA



6.3x
6.2x
5.9x
5.5x
5.1x
5.0x
4.9x
4.8x
4.8x
4.4x
3.9x
3.5x
3.4x
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9
DJ Peer
Peer 10
Peer 11
Civitas

2021E FCF Yield



>20%
14%
10%
10%
10%
8%
8%
7%
6%
6%
4%
3%
2%
Civitas
DJ Peer
Peer A
Peer B
Peer C
Peer D
Peer E
Peer F
Peer G
Peer H
Peer I
Peer J
Peer K

CIVITAS

Note: Market data and consensus outlook data is sourced from Refinitiv (formerly Thomson Reuters). Peers include BRY, CDEV, CPE, ESTE, LPI, MGY, MTDR, MUR, OAS, PDCE, PVAC and SM.
(1) Enterprise value calculated as equity market value plus total debt less cash.

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DJ Basin Optionality

Combined Position Facilitates Asset Development Optimization

Development Area	Approximate Net Acres	Geography
Western	81,000	Suburban / Rural
Eastern	117,000	Rural
Southern	58,000	Suburban / Rural
Northern	168,000	Rural

April Net Production Mix (%)



~117 MBoe/d
40%
25%
35%
Crude Oil
NGLs
Natural Gas

Civitas Leasehold Positions



Northern
Larimer
Weld
Western
Eastern
Morgan
Boulder
Broomfield
Adams
Jefferson
Denver
Arapahoe
Douglas
Southern
Elbert

CIVITAS

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Opportunity-Rich Basin Civitas is well-positioned to participate in future basin consolidation Numerous privately held companies Asset Locator Map LaramieKimball Opportunity to increase efficiencies with scale Operating expertise across the basin Captured synergies returned to shareholders Civitas will continue to be a disciplined transaction partner FCF and NAV accretion Focus on offsetting acreage Larimer Boulder Broomfield Denver Jefferson Douglas Weld Adams Arapahoe Elbert Morgan Civitas Bison Confluence Crestone Peak Great Western Mallard Verdad Whiting (Redtail)

Sustainability Leadership in Action Committed to Net Zero Scope 1 and 2 High-grade emissions practices Extraction YoY Emissions Intensity Reductions (mt CO2e/MMBoe) 15.9 Electrification of operations Tankless development 13.9 10.6 5.7 Retrofit legacy facilities Plug bottom-tier wells 2017201820192020 Peer-Leading 2019 GHG Intensity (mt CO2e/MMBoe) Eliminate flaring in routine operations Best-in-class process and expertise applied across the portfolio 26.3 Peer 1 26.2 Peer 2 25.4 BCEI 24.2 Peer 3 22.1 HPR 18.9 Peer 4 15.8 Peer 5 14.7 Peer 6 Taking Civitas to Best-in-Class 10.6 5.7 XOG XOG Source: 2017-2019: EPA Greenhouse Gas model; 2020: Extraction internal data. Peers include CDEV, GWP, LPI, OAS, PDCE and QEP. 16

Implementing the ESG Vision Responsible Stewardship ✓• Colorado’s First Net-Zero Operator – Aggressive operational emissions-reduction program coupled with a multi-year investment in certified emissions offsets ✓• Electric Vehicle Fleet Conversion Adopting EV fleet this year ✓• Project Canary Certified, third-party real-time air monitoring ✓• Community Solar Reduces utility costs by up to 20% for neighbors, increases renewable power for the state of Colorado ✓• Trustwell Facility Certification Verifies facility engineering to reduce environmental impact ✓• EV Charging Stations Identifying locations in our communities ✓• Responsibly Sourced Gas (RSG) Validates RSG production ✓• The Civitas Community Fund Will fund project grants and scholarships for our neighbors Successful development returns tangible value to our communities

Expected Civitas Governance Structure Leading-Edge Policies Board brings together diverse group with decades of relevant experience Compensated primarily in stock, held through duration of service Dedicated ESG committee New board expected to adopt term limits of 7 years

Civitas – A Value Enhancing Combination 01 Preferred transaction partner in the basin 02 Maintain flat production at 50% reinvestment rate 03 Doubles financial and operational scale while maintaining <0.5x leverage 04 ~$25 MM annually, equating to over $100 MM of present value 05 Implied pro forma valuation at low end of peer group despite ~20% free cash flow yield

Appendix

Pro Forma Shareholder Base

- High-quality stockholder base
- Increased market cap expands investor appeal
- Current index participation may increase
- Top 10 holders own ~60%

Top 10 Shareholders
Kimmeridge
Franklin Templeton
BlackRock
Prudential
Fidelity Management
CapRe
Brigade
Dimensional Fund Advisors
Beach Point
The Vanguard Group

CIVITAS

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Hedge Positions Enhance Financial Strength Bonanza Creek Oil Hedges Extraction Oil Hedges 16,500 $34.40 / $49.82 14,269 12,500 $30.00 / 12,000 10,500 12,533 11,315 $54.20 $50.62$30.63 / $50.34 $54.41 $54.49 $55.06 $34.21 / 9,000 $55.06 5,500 $53.13 5,000 $53.13 $50.34 $49.64 $50.01 9,200 $50.05 3,8003,481 3,238 $40.00 / $56.56$35.79 / $60.57$38.27 / $63.45 $39.09 / $65.63 $40.00 /$40.00 / $72.70$72.70 $40.00 / $72.70 $72.70 1,054 $50.15$50.15$50.15$50.15 2Q213Q214Q211Q222Q223Q224Q22 2Q213Q214Q211Q222Q223Q224Q221Q23 Oil Swaps (bopd)Oil Collars (bopd)Oil Swaptions (bopd) Oil Swaps (bopd)Oil Collars (bopd) Hedge position protects balance sheet and cash flow stability 22

Corporate Contact Information Investor Relations John Wren ir@extractionog.com Scott Landreth slandreth@bonanzacrk.com Media & ESG Policy Brian Cain info@extractionog.com Exhibit 99.2 23